Exhibit 99.2

Supplemental Financial Data Fourth Quarter 2020

DISCLAIMER 2 This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the "Company") can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to Appendix A for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of December 31, 2020 unless otherwise noted.

3 COMPANY UPDATE .. Successful re-launch of small balance commercial lending operation with $625.7 million in loans originated year-to-date .. Elevated activity in residential mortgage banking operations with $758.0 million in year-to-date originations .. The increase in SBA 7a guarantee to 90% from 75% is expected to drive increased volume and profitability 2021 BUSINESS ACTIVITIES .. Current cash and available liquidity of $172 million .. Executed a 5-year $201 million senior unsecured bond offering pricing at 5 ¾ LIQUIDITY .. Stable portfolio of $4.2 billion in loans with a weighted average coupon of 5.4% and duration of 7 years as well as a $11.7 billion servicing asset .. 60+ day delinquencies remain low at 2.7% in the commercial real estate portfolio and 1.8% in the SBA 7a portfolio BOOK VALUE PRESERVATION OTHER ITEMS .. Active participant in second round of Paycheck Protection Program with over $1 billion funded year-to-date .. Continued to increase scale with the announcement of the $350 million ANH merger

FOURTH QUARTER 2020 RESULTS 4 .. Net income of $27.6 million(1), or $0.49 per common share .. Distributable earnings of $28.8 million(1), or $0.51 per common share .. Declared dividend of $0.35 per share EARNINGS / DIVIDENDS .. Return on Equity(2) of 13.3% .. Distributable Return on Equity(3) of 13.9% .. Dividend Yield(4) of 11.2% RETURNS .. CRE originations and acquisitions of $550.3 million .. SBA loan originations of $65.0 million .. Residential mortgage loan originations of $1.2 billion LOAN ORIGINATIONS(5) / ACQUISITIONS .. Adjusted net book value(6) of $14.98 per common share .. Average recourse leverage ratio of 2.1x consisting of 1.0x of warehouse credit facilities and borrowings under repurchase agreements, 0.6x of corporate debt and 0.5x of agency secured borrowings BALANCE SHEET 1) Inclusive of non-controlling interest 2) Return on Equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period 3) Distributable Return on Equity is an annualized percentage equal to Distributable earnings over the average monthly total stockholders’ equity for the period. Refer to the “Distributable Earnings Reconciliation” slide for a reconciliation of GAAP Net Income to Distributable Earnings 4) Q4 Dividend yield for the period based on the 12/31/2020 closing share price of $12.45 5) Represents fully committed amounts 6) Excludes the equity component of our 2017 convertible note issuance

2020 RESULTS 5 .. Net income of $46.1 million(1), or $0.81 per common share .. Distributable earnings of $101.4 million(1), or $1.82 per common share .. Declared dividend of $1.30 per share; 13.1% dividend yield over average RC share price EARNINGS / DIVIDENDS .. Return on Equity(2) of 5.6% .. Distributable Return on Equity(3) of 12.3% .. Dividend Yield(4) of 10.4% RETURNS .. CRE originations and acquisitions of $1.4 billion .. SBA loan originations of $214.3 million .. Residential mortgage loan originations of $4.2 billion LOAN ORIGINATIONS(5) / ACQUISITIONS .. Successfully met 100% of margin calls totaling $96 million on day of call .. Renewed 6 warehouse facilities at term extensions into 2021 and 2022 .. Facilitated the origination of $2.7 billion of Paycheck Protection Program loans COVID RESPONSE 1) Inclusive of non-controlling interest 2) Return on Equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period 3) Distributable Return on Equity is an annualized percentage equal to Distributable earnings over the average monthly total stockholders’ equity for the period. Refer to the “Distributable Earnings Reconciliation” slide for a reconciliation of GAAP Net Income to Distributable Earnings 4) Q4 Dividend yield for the period based on the 12/31/2020 closing share price of $12.45 5) Represents fully committed amounts

Return on Equity

Segment	Levered Yield [1]	Distributable Levered Yield [1]	Equity Allocation
Loan Acquisitions	15.6 %	15.6 %	27.0 %
SBC Originations	14.5 %	14.5 %	60.3 %
SBA Originations, Acquisitions, & Servicing	63.0 %	63.0 %	6.8 %
Residential Mortgage Banking [3]	130.9 %	159.2 %	5.9 %

	Q4'20	Q3'20	FY 2020	Q4'20	Q3'20	FY 2020
	24.9 %	**24.0 %**	**19.7 %**	**26.6 %**	**26.0 %**	**23.6 %**
Corporate leverage, net of non-earning assets	0.6	(1.0)	(0.7)	0.9	(0.6)	-
Gross return on equity	**25.5 %**	**23.0 %**	**19.0 %**	**27.5 %**	**25.4 %**	**23.6 %**
Realized & unrealized gains, net	2.2	3.5	(0.1)	2.2	3.5	(0.1)
Loan loss recovery (provision)	0.1	2.1	(4.2)	(1.6)	(1.5)	(1.8)
PPP revenue, net of direct expenses	(1.2)	1.3	2.8	(1.2)	1.3	2.8
Non-recurring gains, losses and expenses	(0.2)	0.1	(0.7)	-	-	-
Operating expenses	(12.1)	(10.5)	(11.3)	(11.5)	(10.0)	(10.9)
Investment advisory fees	(2.0)	(1.9)	(0.5)	(2.0)	(1.9)	(0.5)
Benefit (Provision) for income taxes	1.0	(0.3)	0.6	0.5	(1.1)	(0.8)
Return on equity	**13.3 %**	**17.3 %**	**5.6 %**	**13.9 %**	**15.7 %**	**12.3 %**

1) Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.

2) GAAP ROE is based on GAAP Net Income, while Distributable ROE is based on Distributable Earnings, which adjusts GAAP Net Income for certain items detailed on the "Distributable Earnings Reconciliation" slide.

3) ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line's average monthly equity.

READY CAPITAL

6

SBC INVESTMENT BY PRODUCT TYPE(1) 7 1) Origination volumes are based on fully committed amounts $70.2 $45.5 $20.8 $82.9 $65.0 $116.0 $60.7 $0.0 $0.0 $17.0 $104.7 $149.4 $157.9 $105.6 $132.1 $305.0 $259.6 $- $16.9 $243.2 $153.7 $51.5 $0.0 $15.8 $140.2 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Investment (UPB in $) SBA Conventional Freddie Mac Transitional Acquired

SBC ORIGINATIONS - SEGMENT SNAPSHOT 8 1) $ in millions, as of quarter end. 2) Represents fixed rate loans that have been securitized. 3) Represents fully committed amounts. 4) Calculated on unpaid principal balance 5) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. 6) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. • Freddie Mac loan originations of $132.1 million(3) driven by continued low rates averaging 3.4% • Current money up pipeline of $208.4 million • Successful relaunch of CRE originations, with $243.2 million closed in the quarter • Current money up pipeline of $303.9 million • CRE originations of $600.1 million as of February 2021 10.1% 10.5% 12.8% 11.5% 12.0% 1.9% 2.0% 3.9% 2.5% 2.5% 0.0% 5.0% 10.0% 15.0% 20.0% Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale GROSS LEVERED YIELD CURRENT QUARTER HIGHLIGHTS (5) (6) Portfolio Metrics (Balance Sheet) Number of loans 537 593 568 552 561 Unpaid Principal Balance (1) $ 2,298 $ 2,581 $ 2,479 $ 2,338 $ 2,463 Carrying Value (1) $ 2,300 $ 2,580 $ 2,478 $ 2,308 $ 2,460 Weighted Average LTV 61% 64% 64% 62% 64% Weighted Average Coupon 6.2% 5.4% 5.5% 5.6% 5.4% Weighted Average Maturity 5 years 5 years 4 years 4 years 4 years Weighted Average Principal Balance (1) $ 4.3 $ 4.4 $ 4.4 $ 4.2 $ 4.4 Percentage of loans fixed / floating 53% / 47% 58% / 42% 48% / 52% 48% / 52% 45% / 55% Percentage of fixed, match funded (2) 84.9% 80.9% 80.9% 83.0% 81.2% Percentage of loans 60+ days delinquent (4) 1.1% 1.3% 2.9% 3.4% 3.0% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020

SBA ORIGINATIONS, ACQUISITIONS, & SERVICING - SEGMENT SNAPSHOT 9 1) $ in millions, as of quarter end. 2) Calculated on unpaid principal balance and excludes assets offset by guaranteed loan financing liabilities 3) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. 4) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. • SBA 7(a) loans originations of $65.0 million • SBA net sales premiums peaking at 15.0% and averaging 12.0%, net • Total SBA originations of $25.6 million as of February 2021 • current money up pipeline of $103.4 million 27.6% 25.1% 26.9% 21.4% 28.4% 23.0% 18.6% 12.8% 37.6% 34.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD (3) (4) Portfolio Metrics (Balance Sheet) Number of loans 1,880 1,813 1,804 1,836 1,771 Unpaid Principal Balance (1) $ 804 $ 701 $ 678 $ 701 $ 659 Carrying Value (1) $ 770 $ 664 $ 641 $ 668 $ 624 Weighted Average LTV 83% 84% 83% 85% 82% Weighted Average Coupon 6.9% 6.7% 5.2% 5.5% 5.5% Weighted Average Maturity 15 years 17 years 17 years 16 years 16 years Weighted Average Principal Balance (1) $ 0.4 $ 0.4 $ 0.4 $ 0.4 $ 0.4 Percentage of loans fixed / floating 3.3% / 96.7% 0.3% / 99.7% 0.3% / 99.7% 0.7% / 99.3% 0.7% / 99.3% Percentage of loans 60+ days delinquent (2) 4.7% 5.7% 5.4% 4.2% 2.7% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020

LOAN ACQUISITIONS - SEGMENT SNAPSHOT 10 1) Excludes joint venture investments. 2) $ in millions, as of quarter end. 3) Represents fixed rate loans that have been securitized. 4) Calculated on unpaid principal balance 5) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. 6) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. • Continued acquisition flow from CMBS collapse arrangements • Increased opportunities emerging post year end with $187.2 million pipeline 12.1% 7.3% 13.6% 10.3% 10.4% 0.5% 0.0% 1.0% 3.4% 5.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Income on joint venture investments and Gains on loans, held for sale Gross Levered Yield (ex. Income on joint venture investments and Gains on loans, held for sale) (5) CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD Portfolio Metrics(1) (Balance Sheet) Number of loans 2,231 2,212 2,126 2,065 2,082 Unpaid Principal Balance (2) $ 1,048 $ 1,073 $ 1,010 $ 1,003 $ 1,054 Carrying Value (2) $ 1,039 $ 1,066 $ 1,002 $ 985 $ 1,047 Weighted Average LTV 43% 40% 38% 37% 37% Weighted Average Coupon 6.1% 6.1% 6.0% 6.0% 5.9% Weighted Average Maturity 9 years 9 years 9 years 8 years 8 years Weighted Average Principal Balance (2) $ 0.5 $ 0.5 $ 0.5 $ 0.5 $ 0.5 Percentage of loans fixed / floating 45% / 55% 49% / 51% 49% / 51% 51% / 49% 50% / 50% Percentage of fixed, match funded (3) 52.3% 43.3% 74.5% 74.7% 55.2% Percentage of loans 60+ days delinquent (4) 2.3% 4.6% 6.6% 6.1% 6.3% Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 (6)

RESIDENTIAL MORTGAGE BANKING – SEGMENT SNAPSHOT 11 1) $ in millions. Represents activity during the quarter. • Elevated originations of $1.2 billion • Recapture rates of 35% • Average margin of 275bps for the quarter $8.2 $8.3 $8.7 $9.1 $9.5 $7.5 $8.0 $8.5 $9.0 $9.5 $10.0 MSR PORTFOLIO (UPB IN $ BILLIONS) CURRENT QUARTER HIGHLIGHTS Fair Q4' 19 Q1' 20 Q2' 20 Q3' 20 Q4' 20 Value ($ mm) $ 91.2 $ 78.6 $ 73.6 $ 74.4 $ 76.8 Portfolio Metrics (quarterly activity) Unpaid principal balance (1) $ 586.3 $ 691.3 $ 1,192.9 $ 1,184.9 $ 1,179.4 % of Originations - Purchased 54.7% 51.2% 37.4% 44.3% 41.3% % of Originations - Refinanced 45.3% 48.8% 62.6% 55.7% 58.7% Channel - % Correspondent 37.9% 34.4% 32.6% 38.0% 37.0% Channel - % Retail 46.8% 50.3% 49.9% 45.9% 45.3% Channel - % Wholesale 15.3% 15.3% 17.5% 16.1% 17.7% Unpaid principal balance (1) $ 601.6 $ 643.9 $ 1,150.6 $ 1,172.9 $ 1,203.1 % of UPB - Fannie/ Freddie securitizations 66.6% 72.4% 78.8% 77.8% 79.4% % of UPB - Ginnie Mae securitizations 26.8% 17.3% 20.2% 22.2% 20.3% % of UPB - Other investors 6.6% 10.3% 1.0% 0.0% 0.3% Q3 2020 Q4 2020 Originations Sales Q4 2019 Q1 2020 Q2 2020

DIVERSIFIED, COMPLEMENTARY, AND SCALABLE PLATFORMS (1) Assets include loans, MBS, servicing assets, JV investments, real estate owned, and purchased future receivables. (2) Based on QTD Distributable Earnings. Distributable earnings includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. (3) 12 PORTFOLIO BREAKDOWN(1) REVENUE BREAKDOWN(2) Acquisitions 24% SBC Originations - Fixed rate 24% SBC Originations - Bridge 28% SBC Originations - Freddie Mac 2% SBA Originations, Acquisitions, & Servicing 15% Residential Mortgage Banking 7% Acquisitions, $10,368 SBC Originations - Fixed rate, $4,048 SBC Originations - Bridge, $12,338 SBC Originations - Freddie Mac, $5,215 SBA Originations, Acquisitions, & Servicing, $12,805 Residential Mortgage Banking, $32,258 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000

LOAN PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2020(1)(2) Geographic Location Lien Position (1) As a percent of unpaid principal balance (2) Excludes loans held-for-sale, at fair value (3) Collateral Type SBA Collateral Type 13 California 18% Texas 14% Florida 8% New York 10% Illinois 5% Other 45% First Mortgage 99.3% Subordinated Mortgage 0.7% Multi-family 24% Retail 17% SBA 18% Office 13% Mixed Use 13% Other 15% Lodging 17% Offices of Physicians 12% Child Day Care Services 7% Eating Places 5% Gasoline Service Stations 4% Other 55%

14 CURRENT EXPECTED CREDIT LOSSES

LOAN PORTFOLIO – RISK RATINGS AS OF DECEMBER 31, 2020(1)(2)(3) CREDIT QUALITY INDICATORS (1) Commercial real estate portfolio only (2) As a percent of unpaid principal balance (3) Excludes loans held-for-sale, at fair value 15 Bucket 1 17% Bucket 2 58% Bucket 3 12% Bucket 4 9% Bucket 5 4% CRITERIA • Bucket 1 – Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. • Bucket 2 – Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. • Bucket 3 – Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. • Bucket 4 – Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. • Bucket 5 – Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.

CAPITAL STRUCTURE ► Current cash and available liquidity of $172 million ► Closed $201 million in senior unsecured notes in Q1 with 5-year maturity and 5 ¾ coupon 16 Total Debt + Equity LIQUIDITY UPDATE HISTORICAL CAPITAL STRUCTURE Total Debt + Equity ($M) Funding Mix $4,290 $4,608 $4,648 $4,502 $4,553 Convertible Notes $ 115.0 7.0% 7.0% Senior Secured Notes $ 180.0 7.5% 7.0% Baby Bonds $ 154.3 6.3% 6.2% Total $ 449.3 7.0% 6.7% As of December 31, 2020 Principal Balance Coupon YTM Corporate Financing ($ in millions)

FINANCING AND LEVERAGE 17 1.9x 2.8x 2.1x 2.0x 2.2x 4.1x 4.9x 4.7x 4.5x 4.5x - 1.0 2.0 3.0 4.0 5.0 6.0 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Historical Leverage Recourse Total HISTORICAL LEVERAGE • $372 million of secured debt financing agency production $ in millions Total debt-to-equity ratio Secured borrowings (warehouse credit facilities and borrowings under repo transactions) $ 1,371 Securitized debt obligations 1,906 Senior secured notes and corporate bonds 331 Convertible notes 112 Total debt $ 3,719 Total stockholders' equity $ 834 Total debt-to-equity ratio 4.5 Total recourse debt-to-equity ratio Total debt $ 3,719 Less: Securitized debt obligations (1,906) Total recourse debt $ 1,813 Total stockholders' equity $ 834 Total recourse debt-to-equity ratio 2.2 December 2020

Credit and Repurchase Facilities

$ in thousands Lender	Asset Class	Maturity	Pricing	Facility Size	Carrying Value	Available Capacity
Borrowings under credit facilities						
JPMorgan	Acquired loans, SBA loans	June 2021	1M L + 2.25 to 2.875%	$ 200,000	$ 36,604	$ 163,396
Keybank	Freddie Mac loans	February 2021	1M L + 1.30%	100,000	50,408	49,592
East West Bank	SBA loans	October 2022	Prime - 0.821 to + 0.29%	50,000	40,542	9,458
Credit Suisse[1]	Acquired loans (non USD)	December 2021	Euribor + 2.50% + 3.00%	244,280	36,840	207,440
GMFS facilities	Residential loans	Mar-2021 - Nov-2021	Various	395,000	245,269	149,731
GMFS - MSR	Residential MSRs	September 2023	1M L + 2.50%	50,000	34,400	15,600
Other - various	Various	Jan-2021 - Aug-2050	Various	292,472	98,887	193,585
Total borrowings under credit facilities				**$ 1,331,752**	**$ 542,950**	**$ 788,802**
Borrowings under repurchase agreements						
Citibank	Fixed rate, Transitional, Acquired loans	October 2021	2.5%, 3%, 3.25%	$ 500,000	$ 210,735	$ 289,265
Deutsche Bank	Fixed rate, Transitional loans	November 2021	3M L + 2.00 to 2.40%	350,000	190,567	159,433
JPMorgan	Transitional loans	November 2022	1M L + 2.25 to 4.00%	400,000	247,616	152,384
Various	MBS	Jan-2021 - Mar-2021	Various	178,651	178,651	-
Total borrowings under repurchase agreements				**$ 1,428,651**	**$ 827,569**	**$ 601,082**
Total Secured Borrowings				**$ 2,760,403**	**$ 1,370,519**	**$ 1,389,884**

1) Commitment size is €200.0 million and has been converted for purposes of this disclosure.

READY CAPITAL.
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FINANCIAL SNAPSHOT ($ in thousands, except per share data)

Investment Type	Average Carrying Value[(1)]	Gross Yield[(2)]	Average Debt Balance	Debt Cost [(3)]	Levered Yield
Loan Acquisitions	$ 1,041,590	6.8%	$ 775,536	3.8%	15.6%
SBC Originations	$ 2,471,071	6.4%	$ 1,876,240	3.8%	14.5%
SBA Originations, Acquisitions, & Servicing	$ 332,125	14.9%	$ 264,688	2.6%	63.0%
Total	**$ 3,844,786**	**7.2%**	**$ 2,916,464**	**3.7%**	**24.9%**

Book Equity Value Metrics		
Common Stockholders' equity	$	815,396
Common Stockholders' equity (adjusted)[(5)]	$	814,337
Total Common Shares outstanding		54,368,999
Net Book Value per Common Share	$	15.00
Adjusted Net Book Value per Common Share	$	14.98

Loan Portfolio Metrics [(4)]	
% Fixed vs Floating Rate	43% / 57%
% Originated vs Acquired	71% / 29%
Weighted Average LTV - SBC	64%
Weighted Average LTV - SBA	82%
Weighted Average LTV - Acquired	37%

Q4 2020 Earnings Data Metrics		
Net income (loss) | Distributable earnings	$27,559 |	$28,804
Earnings per share - Basic and diluted	$	0.49
Distributable Earnings per Common Share	$	0.51
Return on Equity per Common Share		13.3%
Distributable Return on Equity per Common Share		13.9%
Dividend Yield		11.2%

Servicing Portfolio Metrics		
SBA servicing rights - UPB	$	643,135
SBA servicing rights- carrying value	$	18,764
Freddie Mac servicing rights - UPB	$	1,501,998
Freddie Mac servicing rights - carrying value	$	19,059
Residential servicing rights - UPB	$	9,528,886
Residential servicing rights - carrying value	$	76,840

1) Average carrying value includes average quarterly carrying value of loan and servicing asset balances
2) Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3) The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 12/31/2020 on an annualized basis.
4) Excludes loans, held for sale, at fair value
5) Excludes the equity component of our 2017 convertible note issuance.

READY CAPITAL.

19

20 TRANSACTION HIGHLIGHTS FOR READY CAPITAL SHAREHOLDERS .. $1 billion+ combined equity base allows for greater market presence and further optimization of funding sources .. Access to incremental capital will enhance Ready Capital’s diversified investment strategy .. Augment market positioning, enhance access to funding alternatives and capitalize on the breadth of Waterfall’s capabilities .. Potential for improved valuation resulting from increased scale and related expense synergies, shareholder liquidity and access to market opportunities ENHANCED SCALE & MARKET PRESENCE .. Ability to recycle capital into accretive investment opportunities with attractive risk- adjusted returns .. More efficient capital utilization as new investments are funded PORTFOLIO REDEPLOYMENT .. Shareholders will benefit from the significant cost and operating efficiencies resulting from increased scale of combined platforms .. Further augments Ready Capital’s strong liquidity position .. Management fee waiver of $4 million by Waterfall further benefits combined shareholders IMPROVED COST STRUCTURE & FINANCIAL POSITION Enhanced Shareholder Liquidity .. Expected pro forma entity market capitalization of over $1 billion at current trading levels .. Diversifies investor base and expected to lead to increased trading volume

APPENDIX 21

BALANCE SHEET BY QUARTER

(In Thousands)		12/31/2019		3/31/2020		6/30/2020		9/30/2020		12/31/2020
Assets										
Cash and cash equivalents	$	67,928	$	122,265	$	257,017	$	149,847	$	138,975
Restricted cash		51,728		93,164		91,539		46,204		47,697
Loans, net		1,727,984		1,969,052		1,432,807		1,393,139		1,625,555
Loans, held for sale, at fair value		188,077		306,328		297,669		348,719		340,288
Mortgage backed securities, at fair value		92,466		78,540		75,411		90,427		88,011
Loans eligible for repurchase from Ginnie Mae		77,953		77,605		186,197		237,542		250,132
Investment in unconsolidated joint ventures		58,850		53,379		53,939		69,204		79,509
Purchased future receivables, net		43,265		49,150		27,190		16,659		17,308
Derivative instruments		2,814		17,756		19,037		20,849		16,363
Servicing rights		121,969		110,111		107,761		110,045		114,663
Real estate, held for sale		58,573		48,292		47,009		45,063		45,348
Other assets		106,925		114,891		103,701		98,614		89,503
Assets of consolidated VIEs		2,378,486		2,229,517		2,761,655		2,691,198		2,518,743
Total Assets	**$**	**4,977,018**	**$**	**5,270,050**	**$**	**5,460,932**	**$**	**5,317,510**	**$**	**5,372,095**
Liabilities										
Secured borrowings		1,189,392		1,698,937		1,253,895		1,176,621		1,370,519
Securitized debt obligations of consolidated VIEs, net		1,815,154		1,692,074		2,140,009		2,059,114		1,905,749
Convertible notes, net		111,040		111,310		111,581		111,855		112,129
Senior secured notes and Corporate debt, net		329,275		329,461		329,868		330,230		330,648
Guaranteed loan financing		485,461		457,032		436,532		421,183		401,705
Liabilities for loans eligible for repurchase from Ginnie Mae		77,953		77,605		186,197		237,542		250,132
Derivative instruments		5,250		16,585		9,106		7,774		11,604
Dividends payable		21,302		21,747		14,524		16,934		19,746
Accounts payable and other accrued liabilities		97,407		89,740		166,174		132,087		135,655
Total Liabilities	**$**	**4,132,234**	**$**	**4,494,491**	**$**	**4,647,886**	**$**	**4,493,340**	**$**	**4,537,887**
Stockholders' Equity										
Common stock		5		5		5		5		5
Additional paid-in capital		822,837		837,064		854,222		846,960		849,541
Retained earnings		8,746		(69,605)		(49,755)		(31,779)		(24,203)
Accumulated other comprehensive loss		(6,176)		(9,536)		(9,876)		(9,916)		(9,947)
Total Ready Capital Corporation equity		825,412		757,928		794,596		805,270		815,396
Non-controlling interests		19,372		17,631		18,450		18,900		18,812
Total Stockholders' Equity	**$**	**844,784**	**$**	**775,559**	**$**	**813,046**	**$**	**824,170**	**$**	**834,208**
Total Liabilities and Stockholders' Equity	**$**	**4,977,018**	**$**	**5,270,050**	**$**	**5,460,932**	**$**	**5,317,510**	**$**	**5,372,095**
Adjusted Book Value per Share	**$**	**16.12**	**$**	**14.52**	**$**	**14.46**	**$**	**14.84**	**$**	**14.98**

READY CAPITAL.
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STATEMENT OF INCOME BY QUARTER 23 (1) Certain balances have been reclassified to match current period presentation (In thousands, except share data) Interest income $ 64,406 $ 69,551 $ 63,211 $ 61,074 $ 64,810 Interest expense   (40,962)   (46,930)   (43,408)   (43,823)   (41,319) Net interest income before provision for loan losses $ 23,444 $ 22,621 $ 19,803 $ 17,251 $ 23,491 (Provision for) Recovery of loan losses   (1,125)   (39,804)   591   4,231   258 Net interest income after (provision for) recovery of loan losses $ 22,319 $ (17,183) $ 20,394 $ 21,482 $ 23,749 Non-interest income Residential mortgage banking activities $ 18,918 $ 36,669 $ 80,564 $ 75,524 $ 59,963 Net realized gain on financial instruments and real estate owned 8,044 7,172 7,438 7,507 9,795 Net unrealized gain (loss) on financial instruments 3,009 (33,434) (13,744) 3,420 (4,339) Servicing income, net of amortization and impairment   8,653   8,097   8,982   10,115   11,401 Income on purchased future receivables, net 2,362 3,483 5,586 4,848 1,794 Income (loss) on unconsolidated joint ventures 29 (3,537) 507 1,996 3,439 Other income   4,407   4,073   31,594   4,496   1,353 Total non-interest income $ 45,422 $ 22,523 $ 120,927 $ 107,906 $ 83,406 Non-interest expense Employee compensation and benefits   (13,842)   (18,936)   (27,288)   (27,612)   (18,084) Allocated employee compensation and benefits from related party   (1,870)   (1,250)   (1,250)   (2,250)   (2,250) Variable expenses on residential mortgage banking activities (11,765) (20,129) (36,446) (30,918) (27,016) Professional fees   (1,989)   (2,556)   (1,919)   (4,158)   (4,728) Management fees – related party   (2,591)   (2,561)   (2,666)   (2,714)   (2,741) Incentive fees – related party   (106)   —   (3,506)   (1,134)   (1,333) Loan servicing expense   (4,891)   (5,570)   (10,327)   (8,231)   (6,734) Merger related expenses (1,629) (47) (11) (6) — Other operating expenses   (10,070)   (13,744)   (17,745)   (10,448)   (12,442) Total non-interest expense $ (48,753) $ (64,793) $ (101,158) $ (87,471) $ (75,328) Income (loss) before provision for income taxes $ 18,988 $ (59,453) $ 40,163 $ 41,917 $ 31,827 Income tax (provision) benefit   1,948   7,937   (5,500)   (6,554)   (4,268) Net income (loss) $ 20,936 $ (51,516) $ 34,663 $ 35,363 $ 27,559 Less: Net income (loss) attributable to non-controlling interest   508   (1,064)   810   805   648 Net income (loss) attributable to Ready Capital Corporation $ 20,428 $ (50,452) $ 33,853 $ 34,558 $ 26,911 Earnings (loss) per common share - basic $ 0.43 $ (0.98) $ 0.62 $ 0.63 $ 0.49 Earnings (loss) per common share - diluted $ 0.43 $ (0.98) $ 0.62 $ 0.63 $ 0.49 Weighted-average shares outstanding - Basic 46,446,573 51,984,040 53,980,451 54,626,995 54,338,209 Weighted-average shares outstanding - Diluted 46,482,470 51,990,013 54,013,958 54,704,611 54,420,064 Dividends declared per share of common stock $ 0.40 $ 0.40 $ 0.25 $ 0.30 $ 0.35 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020

DISTRIBUTABLE EARNINGS RECONCILIATION BY QUARTER

(In thousands, except share data)	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Net Income	$ 20,936	$ (51,516)	$ 34,663	$ 35,363	$ 27,559
Reconciling items:					
Unrealized (gain) loss on mortgage servicing rights	$ (2,482)	$ 16,437	$ 12,044	$ 4,688	$ 4,087
Change in CECL reserve on accrual loans	—	35,438	(5,076)	(7,248)	(3,587)
Non-recurring REO impairment	—	2,969	106	(114)	445
Merger transaction costs and other non-recurring expenses	1,938	1,255	967	998	1,323
Unrealized loss on mortgage-backed securities	29	230	(45)	—	—
Unrealized loss on de-designated cash flow hedges	—	2,118	—	—	—
Total reconciling items	$ (515)	$ 58,447	$ 7,996	$ (1,676)	$ 2,268
Distributable earnings before income taxes	$ 20,421	$ 6,931	$ 42,659	$ 33,687	$ 29,827
Income tax adjustments	544	(5,706)	(3,436)	(1,561)	(1,023)
Distributable earnings	**$ 20,965**	**$ 1,225**	**$ 39,223**	**$ 32,126**	**$ 28,804**
Less: Distributable earnings attributable to non-controlling interests	$ 509	$ 25	$ 917	$ 731	$ 677
Less: Income attributable to participating shares	413	463	285	339	305
Distributable earnings attributable to Common Stockholders	$ 20,043	$ 736	$ 38,021	$ 31,056	$ 27,822
Distributable earnings per share	**$ 0.43**	**$ 0.01**	**$ 0.70**	**$ 0.57**	**$ 0.51**
Weighted average common shares outstanding	46,446,573	51,984,040	53,980,451	54,626,995	54,338,209

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Distributable earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs
iv) any unrealized gains or losses resulting from a change in CECL impairment reserves on accrual loans
v) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company's historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size. In 2016, the Company liquidated the majority of its MBS portfolio from distributable earnings to fund recurring operating segments.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value. The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to the Company's small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company's residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital's business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year's taxable income. These differences may result in certain items that are recognized in the current period's calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

READY CAPITAL.
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